UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 0R 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 19, 2017

Bravatek Solutions, Inc.
(Exact name of registrant as specified in its charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-1449574	32-0201472
(Commission File Number)	(IRS Employer Identification No.)

2028 E Ben White Blvd, Suite 240-2835, Austin, Texas	78741
(Address of Principal Executive Offices)	(Zip Code)

(866) 204-6703

(Registrant’s telephone number, including area code)

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Effective December 21, 2017, Bravatek Solutions, Inc. (the “Company”) entered into a Joint Venture Agreement (the “Agreement”) with DarkPulse Technologies, Inc., a corporation organized under the laws of the Province of New Brunswick, Canada (“DPT”), pursuant to which (1) the parties will form a joint venture limited liability company in Delaware to develop, market and sell products and services based on DPT’s patented BOTDA dark-pulse technology (the “Technology”) to be owned 40% by the Company and 60% by DPT; (2) the Company shall fund $10,000 in initial capital to the joint venture; and (3) and the joint venture shall have an irrevocable royalty-free non-exclusive license to use the Technology in the North America, Asia and European government, military and CI/KR (Critical Infrastructure / Key Resources) market segments.

The foregoing description of the Agreement and the terms thereof is qualified in its entirety by the full text of such agreement, which is filed as Exhibit 10.1 to, and incorporated by reference in, this report.

Item 3.02 Unregistered Sales of Equity Securities.

On October 19, 2017, the Company issued 1,851,851 shares of common stock to Carebourn Capital LP (“Carebourn”) in partial satisfaction of its obligations under, and the holder's election to convert a $5,000 principal portion of, the Company's convertible promissory note issued to Carebourn on March 24, 2016.

On October 19, 2017, the Company issued 1,851,851 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $5,000 principal portion of, the Company's convertible promissory note issued to Carebourn on February 8, 2016.

On October 19, 2017, the Company issued 1,851,851 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $5,000 principal portion of, the Company's convertible promissory note issued to Carebourn on June 3, 2016.

On November 8, 2017, the Company issued 34,630,160 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $51,955.58 principal portion and $4,145.28 of accrued interest of, the Company's convertible promissory note issued to Carebourn on May 4, 2017.

On November 10, 2017, the Company issued 13,260,075 shares of common stock to Union Capital, LLC (“Union”) in satisfaction of its obligations under, and the holder's election to convert $17,500 of principal and $732.60 of accrued interest of, the Company's $17,500 convertible promissory note issued to Union on May 1, 2017.

On November 16, 2017, the Company issued 37,933,748 shares of common stock to Union in satisfaction of its obligations under, and the holder's election to convert a $34,000 portion of principal and $1,468.05 of accrued interest of, the Company's first $50,000 convertible promissory note issued to Union on May 1, 2017.

On November 28, 2017, the Company issued 68,713,455 shares of common stock to Adar Bays, LLC (“Adar”) in partial satisfaction of its obligations under, and the holder's election to convert a $3,779.24 principal portion of, the Company's back-end convertible promissory note issued to Adar on December 19, 2014.

On November 29, 2017, the Company issued 17,896,183 shares of common stock to Union in satisfaction of its obligations under, and the holder's election to convert a $16,000 portion of principal and $732.93 of accrued interest of, the Company's first $50,000 convertible promissory note issued to Union on May 1, 2017.

On November 29, 2017, the Company issued 18,151,715 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $21,055.99 principal portion of, the Company's convertible promissory note issued to Carebourn on April 27, 2016.

On December 1, 2017, the Company issued 31,299,389 shares of common stock to Adar in partial satisfaction of its obligations under, and the holder's election to convert a $10,328.80 principal portion of, the Company's back-end convertible promissory note issued to Adar on December 19, 2014.

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On December 1, 2017, the Company issued 55,960,735 shares of common stock to Union in satisfaction of its obligations under, and the holder's election to convert $50,000 of principal and $2,323.29 of accrued interest of, the Company's second $50,000 convertible promissory note issued to Union on May 1, 2017.

On December 13, 2017, the Company issued 40,000,000 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $45,600 principal portion of, the Company's convertible promissory note issued to Carebourn on June 9, 2017.

On December 19, 2017, the Company issued 26,525,529 shares of common stock to Union in satisfaction of its obligations under, and the holder's election to convert $25,000 of principal and $1,260.27 of accrued interest of, the Company's $25,000 back-end convertible promissory note issued to Union on May 1, 2017.

On December 21, 2017, the Company issued 41,000,000 shares of common stock to Carebourn in partial satisfaction of its obligations under, and the holder's election to convert a $45,100 principal portion of, the Company's convertible promissory note issued to Carebourn on June 9, 2017.

These issuances of shares were made in reliance on the exemption from registration provided by Sections 3(a)(9), 4(a)(1) and 4(a)(2) of the Securities Act as the common stock was issued in exchange for debt securities of the registrant held by each shareholder, there was no additional consideration for the exchange, there was no remuneration for the solicitation of the exchange, there was no general solicitation, and the transactions did not involve a public offering.

Item 9.01 Financial Statements and Exhibits.

The exhibit listed in the following Exhibit Index is filed as part of this report:

10.1	Joint Venture Agreement dated December 21, 2017

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAVATEK SOLUTIONS, INC.

Date: December 27, 2017	By:	/s/ Thomas A. Cellucci
Thomas A. Cellucci
Chief Executive Officer

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